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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2003
                                                           ------------


                           Finlay Enterprises, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     0-25716                   13-3492802
     ------------------------------------------------------------------------
     (State or other                (Commission                 (IRS Employer
      jurisdiction of               File Number)             Identification No.)
       incorporation)


           529 Fifth Avenue, New York, New York                      10017
          --------------------------------------                    -------
         (Address of principal executive offices)                  (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

         On May 20, 2003, Finlay Enterprises, Inc. (the "Registrant") issued a press release announcing the Registrant's appointment of Richard E. Kroon to the Company's Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)    Not applicable.

(c)          Exhibits.

             The following exhibit is furnished with this Form 8-K:

             99.1     Finlay Enterprises, Inc. press release dated May 20, 2003.





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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       FINLAY ENTERPRISES, INC.
                                       (Registrant)

Dated:  May 21, 2003                   By:  /s/ Bruce E. Zurlnick
                                         -----------------------
                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer